UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 11, 2016

Monster Beverage Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-18761	47-1809393
(Commission File Number)	(IRS Employer Identification No.)

1 Monster Way

Corona, California 92879
(Address of principal executive offices and zip code)

(951) 739 - 6200
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 11, 2016, Monster Beverage Corporation (the “Company”) filed a Certificate of Amendment (the “Certificate of Amendment”) to its Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the number of authorized shares of the Company’s common stock, par value $0.005 per share (“Common Stock”), from 240,000,000 shares to 1,250,000,000 shares.  As discussed below, the Company’s stockholders approved a proposal to amend the Certificate of Incorporation in accordance with the Certificate of Amendment at the Special Meeting of Stockholders of the Company (the “2016 Special Meeting”).  The Certificate of Amendment is filed as Exhibit 3.1 to this report.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2016 Special Meeting was held on October 11, 2016.  The Company previously filed with the Securities and Exchange Commission a proxy statement and related materials pertaining to the 2016 Special Meeting.  At the 2016 Special Meeting, the following matter was submitted to a vote of the stockholders:

Proposal No. 1.  To amend the Company’s Amended and Restated Certificate of Incorporation  to increase the number of authorized shares of the Company’s common stock, par value $0.005 per share, from 240,000,000 shares to 1,250,000,000 shares.

In accordance with the results below, such proposal was approved.

Votes For	Votes Against	Abstentions
138,412,169	39,862,847	278,303

Item 8.01 Other Events

On October 14, 2016, the Company announced that its Board of Directors approved a 3-for-1 stock split of its Common Stock to be effected in the form of a 200% stock dividend. On November 9, 2016, each stockholder of record will receive two additional shares of Common Stock for each share of Common Stock owned at the close of business (Eastern Time) on October 26, 2016.  A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

3.1                                                                     Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Monster Beverage Corporation

99.1                                                              Press Release, dated October 14, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monster Beverage Corporation

Date: October 14, 2016	/s/ Hilton H. Schlosberg

Hilton H. Schlosberg
Vice Chairman of the Board of Directors,
President and Chief Financial Officer